Loss Per Share	12 Months Ended
Dec. 31, 2015
Earnings Per Share [Abstract]
Loss Per Share
(24)	Loss Per Share

Basic loss per share has been computed on the basis of the weighted-average number of shares of common stock outstanding. For the year ended December 31, 2015, basic and diluted loss per share is the same due the stock options not being considered dilutive due to the loss incurred by the Company. The shares purchased by the Employee Stock Ownership Plan are included in the weighted-average shares when they are committed to be released ($ in thousands, except per share amounts):

	Net loss available to common stockholders	Weighted Average Shares	Per Share Amount
Year Ended December 31, 2015:
Basic and Dilutive loss per share:
Net loss available to common stockholders	$(2,245)	3,993,560	$(0.56)

The Conversion was completed on July 14, 2014. Loss per share was not computed until January 1, 2015, as if the Conversion from a mutual savings bank to a capital stock holding company occurred on that date.